Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Elm Market Navigator ETF
(the “Fund”)

A series of Series Portfolios Trust

May 5, 2025

Supplement to the Summary Prospectus dated February 26, 2025, and the
Prospectus dated February 10, 2025, as supplemented February 26, 2025.

The information in this supplement updates information in, and should be read in conjunction with, the Summary Prospectus and Prospectus of the Fund.

I. Principal Investment Strategies Changes
Effective immediately, the following paragraph replaces the penultimate paragraph under the section “Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus and the last paragraph under the section “Additional Information About the Fund – Principal Investment Strategies” in the Fund’s Prospectus:

The Adviser will typically rebalance the Fund’s portfolio twice per month but may adjust the Fund’s portfolio more frequently as the Adviser determines appropriate. The Adviser will adjust its allocations depending on the attractiveness of each asset class, and may adjust the weights of each asset class to be significantly more than the initial baseline weight. The Adviser may underweight an asset class relative to its baseline weight, and may even set the weight of an asset class to zero.

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084
II.     Index Change
Effective immediately, the Dow Jones Moderate Portfolio Index replaces the S&P Target Risk Growth Index as the Fund’s additional index for which the Fund compares its average annual total returns. Accordingly, the “Average Annual Total Returns” table in the Fund’s Summary Prospectus and Prospectus is hereby replaced with the following:

Average Annual Total Returns for periods ended December 31, 2024
Elm Market Navigator ETF	One Year	Five Years	Ten Years
Return Before Taxes	8.00%	6.35%	6.21%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
MSCI ACWI IMI Index (reflects no deductions for fees expenses and taxes)	16.37%	12.29%	9.01%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees expenses and taxes)	1.25%	-0.33%	1.35%
Dow Jones Moderate Portfolio Index (reflects no deductions for fees expenses and taxes)	8.55%	5.02%	5.81%

* * * * * * *

This supplement should be retained with your Prospectus and
Summary Prospectus for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084
Elm Market Navigator ETF
(the “Fund”)

A series of Series Portfolios Trust

May 5, 2025

Supplement to the Fund’s Statement of Additional Information (“SAI”) dated
February 10, 2025.

At a meeting of the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”) on April 24, 2025, the Board accepted the resignations of Ms. Elaine E. Richards from her role as Trustee of the Trust and Chair of the Board and Mr. Richard E. Grange from his role as Assistant Treasurer of the Trust. At the same meeting, the Board, including all of the Independent Trustees, reviewed the recommendation of the Governance and Nominating Committee, and unanimously approved the appointment of Mr. Koji Felton as Chair of the Board. In connection with Ms. Richards and Mr. Grange’s resignations, all references and information relating to Ms. Richards and Mr. Grange are hereby removed from the Fund’s SAI.

* * * * *

This supplement should be retained with your SAI for future reference.